                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2007

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                     1-14120                   52-1611421
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
     Standard; Transfer of Listing.

     On December 6, 2007,  Blonder  Tongue  Laboratories,  Inc. (the  "Company")
advised the American Stock  Exchange  ("Amex") that the Company is not currently in compliance  with Sections 121A and 802(a) of the Amex Company Guide,  each of which  requires that at least a majority of the Company's  Board of Directors be comprised  of  "independent"  directors  within the meaning of the Amex  listing standards.

     On December 6, 2007,  the Company  entered into a Purchase  Agreement  with
Buffalo City Center  Leasing,  LLC ("Buffalo  City"),  as discussed in Item 8.01 below. James F. Williams, one of the Company's directors, is the managing member and a vice  president  of Buffalo  City and may be deemed to control  the entity which owns fifty percent (50%) of the membership interests of Buffalo City.

     Following  approval of the Purchase  Agreement with Buffalo City, the Board of Directors of the Company concluded that, by virtue of the Company's agreement with Buffalo City and Mr.  Williams'  interest in Buffalo City, Mr.  Williams no longer  qualifies  as an  independent  director  within the  meaning of the Amex listing standards. As a result, the Board of Directors, which currently consists of seven (7)  directors,  includes  only three (3)  independent  directors  and, therefore, no longer complies with the Amex's requirement that a majority of the
Board be comprised of independent directors.

     In  order  to  regain  compliance  with the  Amex  listing  standards,  the
Nominating  Committee of the Company's Board of Directors intends to immediately begin a search to identify one or more qualified  director  candidates,  each of whom would be  independent  within the  meaning of the Amex  listing  standards, would meet the additional  Audit  Committee  independence  standards  under Rule
10A-3, would have the knowledge,  skills and experience  necessary to serve as a member of the Audit Committee and/or the Compensation  Committee of the Board of
Directors,  and would satisfy the Company's other criteria for Board membership.
In addition,  the Board may consider  other  changes to the  composition  of the
Company's  Board of Directors as necessary to ensure that the composition of the
Board of Directors meets the applicable Amex listing standards.

Item 7.01  Regulation FD Disclosure.

     On December 6, 2007,  the Company  entered into a Purchase  Agreement  with
Buffalo City, as further  disclosed in Item 8.01 below. On December 6, 2007, the
Company issued a press release  announcing  the Purchase  Agreement with Buffalo
City. The press release is attached  hereto as Exhibit 99.1 and is  incorporated into this Item 7.01 by reference.

Item 8.01.  Other Events.

     On December 6, 2007,  the Company  entered into a Purchase  Agreement  with
Buffalo City pursuant to which the Company will be the contract  manufacturer of a product  known as  RouteTracker  and Buffalo City agrees to purchase  from the

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Company a minimum  quantity of 25,000 units (the "Minimum  Requirement")  over a period  of  three  (3)  years,  for a  total  purchase  price  of  approximately
$4,000,000. The Company will be the exclusive manufacturer of RouteTracker until the  Minimum  Requirement  has been met.  In the  event  Buffalo  City  fails to purchase the Minimum Requirement during such three (3) year period, Buffalo City shall have a thirty (30) day period to cure the deficiency by either (i) placing an order for,  and  pre-paying,  a  sufficient  number of units to  satisfy  the
Minimum Requirement, or (ii) paying to the Company an amount sufficient to cover all of the  Company's  inventory  and  manufacturing  costs related to units not purchased by Buffalo City below the Minimum Requirement,  up to a maximum amount of $480,000.  Buffalo City's payment  obligations  under the Purchase  Agreement shall be secured by the personal  guarantees of the owners of Buffalo City and a
Letter of Credit in the amount of $250,000.

     The Company has  manufactured  and sold  RouteTracker and other products to
Buffalo City in the past under a general  purchase  order.  As discussed in Item
3.01 above, James F. Williams,  one of the Company's directors,  is the managing member and a vice  president  of Buffalo  City and may be deemed to control  the entity which owns fifty  percent  (50%) of the  membership  interests of Buffalo
City. The Company has no other relationship with Buffalo City.

Item 9.01.  Financial Statements and Exhibits.

     (a)    The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated December 6, 2007.

Forward Looking Statements

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. These risks and  uncertainties  include,  but are not  limited  to, the ability of the
Company to identify  qualified  independent  directors  to serve on the Board of
Directors  of the  Company  and the  purchase  by  Buffalo  City of the  Minimum
Requirement as required by the Purchase Agreement. There are a number of factors that may cause actual results to differ from these  forward-looking  statements, including  the  success  of  marketing  and  sales  strategies  and new  product development,  the price of raw  materials,  and general  economic  and  business conditions. Other risks and uncertainties that may materially affect the Company are provided in the Company's  annual reports to shareholders  and the Company's periodic reports filed with the Securities and Exchange  Commission from time to time,  including reports on Forms 10-K and 10-Q. Please refer to these documents for a more thorough description of these and other risk factors.

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By: /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President
                                         and Chief Financial Officer

Date: December 10, 2007

                                  EXHIBIT INDEX

Exhibit No.                 Description

Exhibit 99.1                Press Release of Blonder Tongue Laboratories, Inc.
                            dated December 6, 2007 regarding its entry into a
                            Purchase Agreement with Buffalo City Center Leasing,
                            LLC

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